EXHIBIT 10.6

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 27, 2014, by and among BROADSTONE NET LEASE, LLC (the “Borrower”), BROADSTONE NET LEASE, INC. (the “Parent”), each of the Lenders party hereto and MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 2, 2012 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”);

WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders made available to the Borrower a revolving credit facility in the amount of $100,000,000 and Term Loans in the aggregate principal amount of $100,000,000;

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, including increasing the aggregate amount of the Revolving Commitments from $100,000,000 to $165,000,000, extending the Revolving Commitment Date and extending the Term Loan Maturity Date, in each case, on the terms and conditions contained herein;

WHEREAS, as the date hereof, the aggregate principal balance of the Term Loans is $100,000,000;

WHEREAS, the Borrower intends to borrow Revolving Loans on the date hereof to prepay the Term Loans in the amount of $50,000,000;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a) The Credit Agreement is amended by deleting the second recital to the Credit Agreement in its entirety and substituting in its place the following:

WHEREAS, the Administrative Agent, the Issuing Bank and the Lenders desire to make available to the Borrower a credit facility in an initial amount of $215,000,000, which will include a $50,000,000 term loan facility and a $165,000,000 revolving credit facility with a $20,000,000 letter of credit subfacility, on the terms and conditions contained herein.

(b) The Credit Agreement is further amended by restating the following definitions contained in Section 1.1. thereof in their entirety as follows:

“Applicable Facility Fee” means:

(a) Prior to the Investment Grade Rating Date, the per annum percentage set forth in the table below corresponding to the Level at which the “Applicable Margin” is determined in accordance with clause (a) of the definition thereof:

Level	Facility Fee
1	0.250%
2	0.250%
3	0.350%
4	0.350%

Any change in the applicable Level at which the Applicable Margin is determined under clause (a) of the definition thereof shall result in a corresponding and simultaneous change in the Applicable Facility Fee under this clause (a). The provisions of this clause (a) shall be subject to Section 2.4.(c).

(b) On, and at all times after, the Investment Grade Rating Date, the per annum percentage set forth in the table below corresponding to the Level at which the “Applicable Margin” is determined in accordance with clause (b) of the definition thereof:

Level	Facility Fee
1	0.150%
2	0.200%
3	0.250%
4	0.300%
5	0.350%

Any change in the applicable Level at which the Applicable Margin is determined under clause (b) of the definition thereof shall result in a corresponding and simultaneous change in the Applicable Facility Fee under this clause (b). The provisions of this clause (b) shall be subject to Section 2.4.(c).

“Applicable Margin” means:

(a) Prior to the Investment Grade Rating Date, the percentage rate set forth below corresponding to the ratio of Total Outstanding Indebtedness to Total Market Value as determined in accordance with Section 10.1.(a):

Level	Ratio of Total Outstanding Indebtedness to Total Market Value	Applicable Margin for LIBOR Loans	Applicable Margin for all Base Rate Loans
1	Less than or equal to 0.45 to 1.00	1.750%	0.250%
2	Greater than 0.45 to 1.00 but less than or equal to 0.50 to 1.00	1.950%	0.450%
3	Greater than 0.50 to 1.00 but less than or equal to 0.55 to 1.00	2.200%	0.700%
4	Greater than 0.55 to 1.00	2.500%	1.00%

The Applicable Margin for Loans shall be determined by the Administrative Agent from time to time, based on the ratio of Total Outstanding Indebtedness to Total Market Value as set forth in the Compliance Certificate most recently delivered by the Borrower pursuant to Section 9.3. Any adjustment to the Applicable Margin shall be effective as of the first day of the calendar month immediately following the month during which the Borrower delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 9.3. If the Borrower fails to deliver a Compliance Certificate pursuant to Section 9.3., the Applicable Margin shall equal the percentages corresponding to Level 4 until the first day of the calendar month immediately following the month that the required Compliance Certificate is delivered. Subject to the immediately preceding sentence, for the period from the First Amendment Effective Date through but excluding the first day of the calendar month immediately following the month during which the Borrower delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 9.3. after the First Amendment Effective Date, the Applicable Margin shall be determined based on Level 2. Thereafter, such Applicable Margin shall be adjusted from time to time as set forth in this definition. The provisions of this clause (a) shall be subject to Section 2.4.(c).

(b) On, and at all times after, the Investment Grade Rating Date, the percentage rate set forth in the table below corresponding to the level (each a “Level”) into which the Parent’s or the Borrower’s Credit Rating (whichever is applicable based on the designation provided by the Borrower on the Investment

Grade Rating Date as to which of the Parent’s or the Borrower’s Credit Rating the Applicable Margin is to be based) then falls. Any change in the Parent’s or the Borrower’s Credit Rating, as applicable, which would cause it to move to a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with Section 9.4.(r) that the Parent’s or the Borrower’s Credit Rating, as applicable, has changed; provided, however, if the Borrower has not delivered the notice required by such Section but the Administrative Agent becomes aware that the Parent’s or the Borrower’s Credit Rating, as applicable, has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Parent’s or the Borrower’s Credit Rating, as applicable, has changed. During any period that the Borrower has received two Credit Ratings that are not equivalent, the Applicable Margin shall be determined based on the Level corresponding to the higher of such Credit Ratings (with Level 1 being the highest and Level 5 being the lowest). During any period for which the Parent or the Borrower, as applicable, has received a Credit Rating from only one Rating Agency, then the Applicable Margin shall be determined based on such Credit Rating. During any period that the Parent or the Borrower, as applicable, has not received a Credit Rating from either Rating Agency the Applicable Margin shall be determined based on Level 5. The provisions of this clause (b) shall be subject to Section 2.4.(c).

Level	Borrower’s Credit Rating (S&P/Moody’s)	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans
1	A-/A3 or better	0.950%	0.000%
2	BBB+/Baa1	1.050%	0.000%
3	BBB/Baa2	1.250%	0.000%
4	BBB-/Baa3	1.450%	0.000%
5	Lower than BBB-/Baa3	1.750%	0.250%

“Revolving Termination Date” means June 27, 2017, or such later date to which the Revolving Termination Date may be extended pursuant to Section 2.12.

“Term Loan” means a loan made by a Lender to the Borrower pursuant to Section 2.2. (as such loan may be increased pursuant to Section 2.14.) or any loan made pursuant to Section 2.14.

“Term Loan Maturity Date” means June 27, 2017, or such later date to which the Term Loan Maturity Date may be extended pursuant to Section 2.12.

(c) The Credit Agreement is further amended by adding the following definitions to Section 1.1. thereof in the appropriate alphabetical location:

“Additional Term Loan” has the meaning given that term in Section 2.14.

“Credit Rating” means the rating assigned by a Rating Agency to the senior unsecured long term indebtedness of a Person.

“Existing Term Loan Agreement” means that certain Term Loan Agreement, dated as of May 24, 2013, by and among the Borrower, the Parent, the lenders party thereto, Regions Bank, as administrative agent, and the other parties thereto.

“First Amendment Effective Date” means June 27, 2014.

“Investment Grade Rating” means a Credit Rating of BBB-/Baa3 or higher from S&P or Moody’s, respectively.

“Investment Grade Rating Date” means, at any time after the Parent or the Borrower has received an Investment Grade Rating from any Rating Agency, the date specified by the Borrower as the date on which the Borrower irrevocably elects, in a written notice to the Administrative Agent, to have the Applicable Margin based on either the Parent’s or the Borrower’s Credit Rating (with which of the Parent’s or the Borrower’s Investment Grade Rating it is to be based also specified in such written notice) and to have the facility fee set forth in Section 3.5(c) based on such Investment Grade Rating.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Rating Agency” means S&P or Moody’s.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor.

(d) The Credit Agreement is further amended by deleting the reference to 57.5% in the definition of “Borrowing Base” set forth in Section 1.1. thereof and substituting in its place a reference to 60.0%.

(e) The Credit Agreement is further amended by restating Section 2.14. thereof in its entirety as follows:

Section 2.14. Increase in Revolving Commitments; Additional Term Loans.

The Borrower shall have the right at any time and from time to time (a) during the period from the Effective Date to but excluding the Revolving Termination Date to request increases in the aggregate amount of the Revolving Commitments and (b) during the period beginning on the Effective Date to but excluding the Term Loan Maturity Date to request the making of additional Term Loans (“Additional Term Loans”) by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that (x) no more than a total of 4 increases in Revolving Commitments and/or the making of Additional Term Loans under clauses (a) and (b) together shall be permitted under this Section and (y) after giving effect to any such increases in the Revolving Commitments and/or the making of Additional Term Loans, the aggregate amount of the Revolving Commitments and the aggregate outstanding principal amount of the Term Loans shall not exceed $400,000,000 less the amount of any reduction of the Revolving Commitments effected pursuant to Section 2.11. and the amount of any prepayments of the Term Loans. Any Additional Term Loans shall be subject to the terms and conditions of this Agreement. Each such increase in the Revolving Commitments or borrowing of Additional Term Loans must be in the aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof. The Administrative Agent, in consultation with the Borrower, shall manage all aspects of the syndication of such increase in the Revolving Commitments or the making of Additional Term Loans, as applicable, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase in the Revolving Commitments or the making of Additional Term Loans, as applicable, and the allocations of the increase in the Revolving Commitments or the making of Additional Term Loans, as applicable, among such existing Lenders and/or other banks, financial institutions and other institutional lenders, such Lenders to be mutually agreed upon by the Administrative Agent and the Borrower and any approval of a Lender suggested by one shall not be unreasonably withheld, conditioned or delayed by the other. No Lender shall be obligated in any way whatsoever to increase its Revolving Commitment or provide a new Revolving Commitment or make an Additional Term Loan, and any new Lender becoming a party to this Agreement in connection with any such requested increase in the Revolving Commitments or the making of Additional Term Loans must be an Eligible Assignee. If a new Lender becomes a party to this Agreement, or if any existing Revolving Lender is increasing its Revolving Commitment or making an initial Revolving Commitment, such Lender shall on the date it becomes a Lender hereunder (or in the case of an existing Revolving Lender, on the date it increases its Revolving Commitment or makes an initial Revolving Commitment) (and as a condition thereto) purchase from the other Revolving Lenders its Revolving Commitment Percentage (determined with respect to the Lenders’ respective Revolving Commitments and after giving effect to the increase of Revolving Commitments) of any outstanding Revolving Loans, by making available to the Administrative Agent for the account of such other Revolving Lenders, in same day funds, an amount equal to (A) the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Lender, plus (B) the aggregate amount of payments previously made by the other Revolving Lenders under Section 2.3.(j) that have not been repaid, plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Loans. The Borrower shall pay to the Revolving Lenders amounts payable, if any, to such Revolving Lenders under Section 5.4. as a result of the prepayment of any such Revolving Loans. Effecting the increase of the Revolving Commitments or the making of Additional Term Loans under this Section is subject to the following conditions precedent: (x) no Default or Event of Default shall be in existence on the effective date of such increase in the Revolving Commitments or the making of such additional Term Loans, (y) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder, and (z) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of (A) all partnership or other necessary action taken by the Borrower to authorize such increase in the Revolving Commitments or the making of additional Term Loans, as applicable, and (B) all corporate, partnership, member or other necessary action taken by each Guarantor authorizing the guaranty of such increase in the Revolving Commitments or the making of additional Term Loans; and (ii) an opinion of counsel to the Borrower and the Guarantors, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent; and (iii) new Revolving Notes executed by the Borrower, payable to any new Revolving Lenders and replacement Revolving Notes executed by the Borrower, payable to any existing Revolving Lenders increasing their Revolving Commitments, in the amount of such Revolving Lender’s Revolving Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of the Revolving Commitments and Term Loan Notes executed by the Borrower, payable to any new Lender and any existing Lenders making an Additional Term Loan at the time of making of such Loans, as applicable, in each case unless such Lender requests not to receive a Note. In connection with any increase in the aggregate amount of the Revolving Commitments or making of Additional Term Loans pursuant to this Section 2.14. any Lender becoming a party hereto shall execute such documents and agreements as the Administrative Agent may reasonably request.

(f) The Credit Agreement is further amended be deleting the period at the end of Section 9.4.(q) thereof and substituting in its place a semicolon and the word “and” and adding the following Section 9.4.(r) immediately after Section 9.4.(q):

(r) Promptly upon, and in any event within 10 Business Days of, any change in the Borrower’s Credit Rating, a certificate stating that the Borrower’s Credit Rating has changed and the new Credit Rating that is in effect.

(g) The Credit Agreement is further amended by restating Section 10.1.(a) thereof in its entirety as follows:

(a) Leverage Ratio. The Parent shall not permit the ratio of (i) Total Outstanding Indebtedness of the Parent and its Subsidiaries to (ii) Total Market Value, to exceed 0.60 to 1.00 at any time.

(h) The Credit Agreement is further amended by restating Section 10.1.(c) thereof in its entirety as follows:

(c) Recourse Secured Indebtedness Ratio. The Parent shall not permit the ratio of (i) Secured Indebtedness that is not Nonrecourse Indebtedness of the Parent and its Subsidiaries to (ii) to Total Market Value, at any time to exceed 0.100 to 1.00.

(i) The Credit Agreement is further amended by restating Section 10.1.(f) thereof in its entirety as follows:

(f) Tangible Net Worth. The Parent shall not permit Tangible Net Worth at any time to be less than (i) 200,000,000 plus (ii) 85.0% of the Net Proceeds of all Equity Issuances effected after May 30, 2014, by the Parent or any of its Subsidiaries to any Person other than the Parent or any of its Subsidiaries.

(j) The Credit Agreement is further amended by restating Section 10.1.(g) thereof in its entirety as follows:

(g) Ratio of Total Unsecured Indebtedness to Total Unencumbered Eligible Property Value. The Parent shall not permit the ratio of (i) Total Unsecured Indebtedness of the Parent and its Subsidiaries to (ii) Total Unencumbered Eligible Property Value to exceed 0.60 to 1.00 at any time.

(k) The Credit Agreement is further amended by restating Section 10.1.(j) thereof in its entirety as follows:

(j) Total Unencumbered Eligible Property Value. The Parent shall not, and shall not permit Total Unencumbered Eligible Property Value to be less than $250,000,000 at any time.

(l) The Credit Agreement is further amended by restating Section 10.1.(k) thereof in its entirety as follows:

(k) Eligible Properties. The Parent shall not permit the number of Eligible Properties to be less than 100 at any time.

(m) The Credit Agreement is further amended by restating subsection (i) of Section 10.3. thereof in its entirety as follows:

“(i) with respect to clauses (a) through (d), those encumbrances or restrictions contained in (x) any Loan Document, (y) the Existing Term Loan Agreement or (z) any other agreement (A) evidencing Indebtedness that is not Secured Indebtedness which the Parent, the Borrower, any other Loan Party or any other Subsidiary may create, incur, assume or permit or suffer to exist under this Agreement and (B) containing encumbrances and restrictions imposed in connection with such Indebtedness that are either substantially similar to, or less restrictive than, the encumbrances and restrictions set forth in this Agreement;”

(n) The Credit Agreement is further amended by deleting the reference to $3,500 in Section 13.6.(b)(iv) and substituting in its place a reference to $5,000.

(o) The Credit Agreement is further amended by deleting Schedule I attached thereto in its entirety and substituting in lieu thereof Schedule I attached hereto.

Section 2. Conditions Precedent. The effectiveness of this Amendment, including without limitation, the reallocation of the Revolving Commitments under Section 3 below, is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and each of the Lenders;

(b) a Notice of Revolving Loans Borrowing in the amount of at least $50,000,000, specifying that $50,000,000 of the Revolving Loans made pursuant to such notice are to be used, and making such proceeds Available to the Administrative Agent, to prepay the Term Loans in an amount equal to $50,000,000;

(c) a Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(d) except in the case of a Lender that has notified the Administrative Agent in writing that it elects not to receive replacement Notes, replacement Revolving Notes and Term Notes duly executed by the Borrower payable to the order of each Assignor Lender and Assignee Lender in a principal amount equal to the amount of its Revolving Commitment and Term Loans, respectively, as set forth on Schedule I attached hereto;

(e) an opinion of Tones Vaisey, PLLC, counsel to the Borrower, the Parent and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering the Loan Parties, this Amendment, the Credit Agreement as amended by this Amendment, any other Loan Documents executed in connection with this Amendment to which such Loan Party is a party and such other matters as reasonably requested by the Administrative Agent;

(f) the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of each Loan Party certified as of a recent date by the Secretary of State of the state of formation of such Loan Party, or in the case of any Loan Party that has not altered its organizational instrument since the date such Loan Party became a party to the Loan Documents to which it is a party, a certificate from the Secretary or Assistant Secretary (or other individual performing similar functions) of such Loan Party certifying that there have been no changes to the organizational instrument delivered by such Loan Party in connection with the Credit Agreement;

(g) a certificate of good standing (or certificate of similar meaning) with respect to each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Loan Party (other than the Parent) and certificates of qualification to transact business or other comparable certificates issued as of a recent date by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Loan Party is required to be so qualified and where failure to be so qualified could reasonably be expected to have a Material Adverse Effect;

(h) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party with respect to each of the officers of such Loan Party authorized to execute and deliver this Amendment and any other agreements or documents executed in connection with this Amendment to which such Loan Party is a party (collectively, the “Amendment Documents”);

(i) copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party of (A) the by-laws of such Loan Party, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity, or in the case of any Loan Party that has not altered its by-laws, operating agreement, partnership agreement or other comparable document since the date such Loan Party became a party to the Loan Documents to which it is a party, a certificate from the Secretary or Assistant Secretary (or other individual performing similar functions) of such Loan Party certifying that there have been no changes to the by-laws, operating agreement, partnership agreement or other comparable document delivered by such Loan Party in connection with the Credit Agreement, and (B) all corporate, partnership, member or other necessary action taken by such Loan Party to authorize the execution and delivery of the Amendment Documents and performance of the Amendment Documents and the Credit Agreement as amended by this Amendment;

(j) a Borrowing Base Certificate, calculated as of March 31, 2014, giving pro forma effect to the transactions contemplated herein;

(k) a Compliance Certificate calculated on a pro forma basis for the Parent’s fiscal quarter ending March 31, 2014, giving effect to the transactions contemplated herein;

(l) a certificate of the Parent, signed on behalf of the Parent by a Responsible Officer of the Parent, certifying that (i) no Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment, (ii) the representations and warranties made or deemed made by the Parent, the Borrower and each other Loan Party in the Loan Documents (including this Amendment) to which any of them is a party, are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty are true and correct in all respects) on and as of the date hereof immediately after giving effect to this Amendment except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for (x) changes in factual circumstances specifically and expressly permitted hereunder and (y) the representation as to the good standing of the Parent in the State of Maryland; and (iii) upon filing the “Personal Property Return as of January 1, 2014 Due April 15, 2014” attached hereto as Exhibit B (the “Return”) with the State of Maryland, Department of Assessments and Taxation, Personal Property Division and payment of the $300 filing fee, the Parent will be in good standing in the State of Maryland.

(m) evidence that (i) all fees due and payable to the Administrative Agent, the Lenders and the Arrangers pursuant to that certain Engagement Letter dated as of May 1, 2014, by and among the Borrower, the Arranger and the Administrative Agent have been paid, (ii) all accrued but unpaid interest on outstanding principal amount of the Loans and all accrued but unpaid fees under Section 3.5. of the Credit Agreement are paid as of the date this Amendment becomes effective and (iii) all other fees, expenses and reimbursement amounts due and payable by a Loan Party to the Administrative Agent or the Arranger in connection with the Credit Agreement, including without limitation, the reasonable, documented out-of-pocket fees and expenses of counsel to the Administrative Agent, have been paid; and

(n) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Reallocations. The Administrative Agent, the Lenders and the Borrower agree that the Revolving Commitment of, and Term Loans held by, each of the Lenders immediately prior to the effectiveness of this Amendment shall be allocated among the Lenders such that, immediately after the effectiveness of this Amendment in accordance with its terms, the Revolving Commitment of, and Term Loans held by, each Lender shall be as set forth on Schedule I attached hereto. In order to effect such reallocations, assignments shall be deemed to be made among the Lenders in such amounts as may be necessary, and with the same force and effect as if such assignments were evidenced by the applicable Assignment and Assumption (but without the payment of any related assignment fee), and no other documents or instruments shall be required to be executed in connection with such assignments (all of which such requirements are hereby waived). Further, to effect the foregoing, each Lender agrees to make cash settlements in respect of any outstanding Revolving Loans and Term Loans (including cash settlements to those lenders party to the Credit Agreement immediately prior to the effectiveness of this Amendment who have elected not to be a Lender under the Credit Agreement on the date that this Amendment becomes effective), either directly or through the Administrative Agent, as the Administrative Agent may direct (after giving effect to any netting effected by the Administrative Agent), such that after giving effect to this Amendment, each Lender holds (a) Revolving Loans equal to its Revolving Commitment Percentage (based on the Revolving Commitment of each Lender as set forth on Schedule I attached hereto) of the Revolving Loans then outstanding and participations in Letters of Credit and (b) Term Loans in the principal amount set forth on Schedule I attached hereto for such Lender.

The Administrative Agent, the Borrower and each Lender confirm that the amounts of each Lender’s Revolving Commitment to be effective, and the outstanding principal amount of Term Loans to be held by each Lender, in each case, on the date this Amendment becomes effective, are as set forth on Schedule I attached hereto.

Section 4. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. This Amendment has been duly authorized by all necessary limited liability company action of the Borrower and all corporate action of the Parent, and the Parent has the requisite power and authority to execute and deliver on behalf of itself and the Borrower this Amendment. Each of the Borrower and the Parent has the requisite power and authority to perform this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the Borrower and the Parent and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and the Parent enforceable against the Borrower and the Parent in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower and the Parent of this Amendment and the performance by the Borrower and the Parent of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approvals or violate any Applicable Laws (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Borrower or any other Loan Party, or any material indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties are bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent, the Borrower or any other Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will exist immediately after giving effect to this Amendment.

Section 5. Reaffirmation of Representations by Borrower and Parent. Each of the Parent and the Borrower hereby repeats and reaffirms all representations and warranties made by the Parent and the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, other than the representation as to the good standing of the Parent in the State of Maryland. Upon filing the “Personal Property Return as of January 1, 2014 Due April 15, 2014” attached hereto as Exhibit B with the State of Maryland, Department of Assessments and Taxation, Personal Property Division and payment of the $300 filing fee, the Parent will be in good standing in the State of Maryland.

Section 6. Good Standing of Parent. No later than the date that is 5 Business Days after the date that this Amendment becomes effective (or such later date as the Administrative Agent may agree), the Borrower shall deliver to the Administrative Agent a certificate of good standing (or certificate of similar meaning) with respect to the Parent issued as of a recent date by the Secretary of State of the State of Maryland. Failure to comply with this covenant shall constitute an Event of Default.

Section 7. Waiver of Prepayment Notice and Notice of Borrowing. Each Lender waives the requirement that the Borrower (i) have provided 3 Business Days’ prior notice to the Administrative Agent for prepayment of Term Loans in the amount of $50,000,000 on the date of the effectiveness of this Amendment and (ii) with respect to any borrowing on the date of the effectiveness of this Amendment of Revolving Loans that are to be LIBOR Loans, have delivered a Notice of Revolving Loan Borrowing at least 3 Business Days prior to the borrowing of such Revolving Loans so long as a Notice of Revolving for such Revolving Loans is delivered at least 1 Business Day prior to the effectiveness of this Amendment.

Section 8. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 9. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable, documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 10. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 12. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 1 hereof shall be deemed to have prospective application only from the date this Amendment becomes effective. The Credit Agreement, as herein amended, is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement, as herein amended, or any other Loan Document.

Section 13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 14. Loan Documents. This Amendment and the executed Guarantor Acknowledgement substantially in the form attached hereto as Exhibit A shall be deemed to be “Loan Documents” for all purposes under the Credit Agreement and the other Loan Documents.

Section 15. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement, as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

THE BORROWER:

BROADSTONE NET LEASE, LLC

By:	Broadstone Net Lease, Inc., Managing Member

By:	/s/ Chris Czarnecki
Name: Chris Czarnecki
Title: Chief Financial Officer

THE PARENT:

BROADSTONE NET LEASE, INC.

By:	/s/ Chris Czarnecki
Name: Chris Czarnecki
Title: Chief Financial Officer

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[Signature Page to First Amendment to

Credit Agreement for Broadstone Net Lease, LLC]

THE ADMINISTRATIVE AGENT AND THE LENDERS:

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent and as a Lender

By:	/s/ Lisa Plescia
	Name:	Lisa Plescia
	Title:	Vice President

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[Signature Page to First Amendment to

Credit Agreement for Broadstone Net Lease, LLC]

REGIONS BANK, as a Lender

By:	/s/ Paul E. Burgan
	Name:	Paul E. Burgan
	Title:	Vice President

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[Signature Page to First Amendment to

Credit Agreement for Broadstone Net Lease, LLC]

BANK OF MONTREAL, as a Lender

By:	/s/ Aaron Lanski
	Name:	Aaron Lanski
	Title:	Managing Director

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[Signature Page to First Amendment to

Credit Agreement for Broadstone Net Lease, LLC]

CITIZENS BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Diane Vandenplas
	Name:	Diane Vandenplas
	Title:	Vice President

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[Signature Page to First Amendment to

Credit Agreement for Broadstone Net Lease, LLC]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew W. Hussion
	Name:	Andrew W. Hussion
	Title:	Vice President

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[Signature Page to First Amendment to

Credit Agreement for Broadstone Net Lease, LLC]

SUNTRUST BANK, as a Lender

By:	/s/ Francine Glandt
	Name:	Francine Glandt
	Title:	Vice President

SCHEDULE I

Revolving Commitments

Lender	Commitment Amount
Manufacturers and Traders Trust Company	$49,883,720.93
Regions Bank	$38,372,093.02
Bank of Montreal	$30,697,674.42
Citizens Bank National Association	$23,023,255.81
Wells Fargo Bank, National Association	$11,511,627.91
SunTrust Bank	$11,511,627.91

Total:	$165,000,000.00

Term Loans

(After giving effect to the prepayment of Term Loans on the First Amendment Effective Date)

Lender	Term Loan
Manufacturers and Traders Trust Company	$15,116,279.07
Regions Bank	$11,627,906.98
Bank of Montreal	$9,302,325.58
Citizens Bank National Association	$6,976,744.19
Wells Fargo Bank, National Association	$3,488,372.09
SunTrust Bank	$3,488,372.09

Total:	$50,000,000.00

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of June 27, 2014 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Manufacturer and Traders Trust Company, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Broadstone Net Lease, LLC (the “Borrower”), Broadstone Net Lease, Inc. (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of October 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are to enter into a First Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

BROADSTONE NET LEASE, INC.

By:
Name:
Title:

BROADSTONE 2020EX TEXAS, LLC,
a New York limited liability company
BROADSTONE APLB BRUNSWICK, LLC,
a New York limited liability company
BROADSTONE APLB MINNESOTA, LLC,
a New York limited liability company
BROADSTONE APLB SARASOTA,LLC,
a New York limited liability company
BROADSTONE BFW MINNESOTA, LLC,
a New York limited liability company
BROADSTONE BK EMPORIA, LLC,
a New York limited liability company
BROADSTONE BK VIRGINIA, LLC,
a New York limited liability company
BROADSTONE CABLE, LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By:	Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

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Signature Page to Broadstone Guarantor Acknowledgement

BROADSTONE CFW TEXAS, LLC,
a New York limited liability company
BROADSTONE DQ VIRGINIA, LLC,
a New York limited liability company
BROADSTONE EA OHIO, LLC,
a New York limited liability company
BROADSTONE EO BIRMINGHAM I, LLC,
a New York limited liability company
BROADSTONE EO BIRMINGHAM II, LLC,
a New York limited liability company
BROADSTONE FILTER, LLC,
a New York limited liability company
BROADSTONE FMFP TEXAS B2, LLC,
a New York limited liability company
BROADSTONE FMFP TEXAS B3, LLC,
a New York limited liability company
BROADSTONE JLC MISSOURI, LLC,
a New York limited liability company
BROADSTONE MD OKLAHOMA, LLC,
a New York limited liability company
BROADSTONE NDC FAYETTEVILLE, LLC,
a New York limited liability company
BROADSTONE PCSC TEXAS, LLC,
a New York limited liability company
BROADSTONE PJ RLY, LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By:	Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

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Signature Page to Broadstone Guarantor Acknowledgement

BROADSTONE RM MISSOURI, LLC,
a New York limited liability company
BROADSTONE SEC NORTH CAROLINA, LLC
a New York limited liability company
BROADSTONE SOE RALEIGH, LLC,
a New York limited liability company
BROADSTONE TA TENNESSEE, LLC,
a New York limited liability company
BROADSTONE TB JACKSONVILLE, LLC,
a New York limited liability company
BROADSTONE TB SOUTHEAST, LLC,
a New York limited liability company
BROADSTONE TB TN, LLC,
a Delaware limited liability company
BROADSTONE TR FLORIDA, LLC,
a New York limited liability company
BROADSTONE TSGA KENTUCKY, LLC,
a New York limited liability company
BROADSTONE WI APPALACHIA, LLC,
a New York limited liability company
GRC LI TX, LLC,
a Delaware limited liability company
BROADSTONE ASDCW TEXAS, LLC,
a New York limited liability company
BROADSTONE AI MICHIGAN, LLC,
a New York limited liability company
BROADSTONE WI ALABAMA LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By:	Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

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Signature Page to Broadstone Guarantor Acknowledgement

BROADSTONE MED FLORIDA, LLC,
a New York limited liability company
BROADSTONE ROLLER, LLC,
a New York limited liability
BROADSTONE NI NORTH CAROLINA, LLC,
a New York limited liability company ,
BROADSTONE WI EAST, LLC,
a New York limited liability company
BROADSTONE AUGUST FAMILY UPREIT OH PA, LLC,
a New York limited liability company
BROADSTONE GCSC FLORIDA, LLC,
a New York limited liability company
BROADSTONE APLB VIRGINIA, LLC,
a New York limited liability company
BROADSTONE PY CINCINNATI, LLC,
a New York limited liability company,
BROADSTONE FDT WISCONSIN, LLC,
a New York limited liability company
BROADSTONE EWD ILLINOIS, LLC,
a New York limited liability company
BROADSTONE MCW WISCONSIN, LLC,
a New York limited liability company
BROADSTONE BNR ARIZONA, LLC,
a New York limited liability company
TB TAMPA REAL ESTATE, LLC,
a New York limited liability company
BROADSTONE SC ILLINOIS, LLC,
a New York limited liability company
BROADSTONE SNI EAST, LLC,
a New York limited liability company
BROADSTONE RA CALIFORNIA, LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By:	Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

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Signature Page to Broadstone Guarantor Acknowledgement

BROADSTONE PC MICHIGAN, LLC,
a New York limited liability company
BROADSTONE DHCP VA AL, LLC,
a New York limited liability company
BROADSTONE GC KENTUCKY, LLC,
a New York limited liability company
BROADSTONE WI GREAT PLAINS, LLC,
a New York limited liability company
BROADSTONE SNI GREENWICH, LLC,
a New York limited liability company
BROADSTONE BW TEXAS, LLC,
a New York limited liability company
BROADSTONE LGC NORTHEAST, LLC,
a New York limited liability company

By:		Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

	By:	Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

Signature Page to Broadstone Guarantor Acknowledgement

EXHIBIT B

(See attached)